UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): July 24, 2015

CINJET, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53635	20-8609439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16926 East Keegan Blvd. Carson CA	90746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 998-8881

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On July 24, 2015, the Registrant dismissed Morison Cogen, LLP (“Morison Cogan”) from their role as the independent certifying accountant for the Registrant.

Morison Cogan was appointed as Auditor of the Registrant on May 5, 2015. On July 24, 2015, Solis Tek Inc., a California corporation (the “Solis Tek” or “STI”), entered into an Agreement of Merger and Plan of Reorganization (the “Agreement”) with the Registrant, (“Parent” or “Cinjet”), and CJA Acquisition Corp., a California corporation and a wholly owned subsidiary of the Registrant (“Merger Sub”), providing for the merger of Merger Sub with and into the Solis Tek (the “Merger”), with Solis Tek surviving the Merger as a wholly-owned subsidiary of the Registrant. The Merger Agreement was approved by the sole Director of Registrant. Effective July 24 2015. The Merger closed on June 23, 2015 and on July 24, 2015 the Registrant engaged Weinberg & Company P.A. of 1925 Century Park E Suite 1120, Los Angeles, CA 90067 as the new Auditor.

Other than an explanatory paragraph included in the audit reports of the auditor prior to Morison Cogan’s engagement, Bongiovanni & Associates, PA (“Bongiovanni”), for the Registrant’s fiscal years ended December 31, 2014 and 2013 relating to the uncertainty of the Registrant’s ability to continue as a going concern, the audit reports of Bongiovanni on the Registrant’s financial statements for the last fiscal year ended December 31, 2014 and 2013 through May 5, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s 2014 and 2013 fiscal year and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Bongiovanni on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Bongiovanni, would have caused Bongiovanni to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

From the date of the appointment of Morison Cogan on May 5, 2015 through the date of this Current Report on Form 8-K, (1) there were no disagreements with Morison Cogan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Morison Cogan, would have caused Morison Cogan to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) July 24, 2015, the Registrant’s Board of Directors approved the engagement of Weinberg and Company P.A. (“Weinberg”), as the Registrant’s independent accountant effective immediately to audit the Registrant’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2014 and 2013 through July 24, 2015 neither the Registrant nor anyone acting on its behalf consulted with Weinberg regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Registrant, or the type of audit opinion that might be rendered by Weinberg on the Registrant’s financial statements; or (ii) Neither a written report nor oral advice was provided to the Registrant by Weinberg that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and (iii) The Registrant did not consult Weinberg regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location

16.1	Letter dated July 24, 2015, from Morison Cogan LLP to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2015

CINJET, INC.

By:	/s/ Alan Lien
Alan Lien
Chief Executive Officer